                                                                   EXHIBIT 10.3

                                  AMENDMENT NO. 1 TO
                        AMENDED AND RESTATED CREDIT AGREEMENT


     This Amendment No. 1 (this "AMENDMENT") is dated as of June 23, 1998 and is made by and among BMC Industries, Inc. ("BORROWER"), Bankers Trust Company as a Lender and as administrative agent ("AGENT"), NBD Bank, as a Lender and as documentation agent, and the financial institutions signatory hereto.

     A. Reference is made to the Amended and Restated Credit Agreement dated as of June 25, 1998 by and among Borrower, Agent, and the financial institutions and other persons parties thereto in their capacities as Lenders thereunder (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "CREDIT AGREEMENT") and, to the extent thereof, each of the Loan Documents (as defined in the Credit Agreement). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

     B. Borrower, Agent and the undersigned Lenders desire to amend the Credit Agreement on the terms and conditions set forth below.

          NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows effective as of the date hereof:

          (a) SECTION 1.1 of the Credit Agreement is amended by deleting the definition of "Asset Acquisition-Related and Other Special Charges" and inserting the following in lieu thereof:

           "'ASSET ACQUISITION-RELATED AND OTHER SPECIAL CHARGES' means charges taken in 1998 for accounting purposes in connection with the Asset Acquisition to reflect write-offs, costs, expenses or other charges related to the Asset Acquisition and other special non-recurring non-cash accounting charges (provided that no more than $2,000,000 may be cash severance payments) in 1998 not to exceed $65,000,000 in the aggregate.

          (b) SECTION 1.1 of the Credit Agreement is amended by deleting the clause "and (v) Asset Acquisition-Related and Other Special Charges" from the definition of "Consolidated EBITDA".

          (c) SECTION 1.1 of the Credit Agreement is amended by deleting the phrase


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"provided that there shall be excluded" from the fourth and fifth lines of the definition of "'Consolidated Net Income' and 'Consolidated Net Loss'" and inserting in lieu thereof the phrase "provided that in making such determination there shall be excluded any effect of".

          2. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          3.   EFFECTIVE DATE OF AMENDMENT.   This Amendment shall become
effective on the date (the "EFFECTIVE DATE") upon which all of the following conditions are satisfied:

          (a) the execution and receipt by Agent originals or a telefacsimilie of a counterpart hereof by Borrower, Agent and the Majority Lenders and authorization of delivery thereof; and

          (b) the execution of this Amendment and the consummation of the transactions contemplated hereby shall not violate or conflict with any law, rule or regulation or any material agreement, contract or other obligation binding upon or affecting the property of Borrower or any of its Subsidiaries.

          4.   AMENDMENT FEE.   Borrower agrees to pay each Lender that executes
and delivers this Amendment to Agent by the close of business on July 23, 1998 an amendment fee equal to .05% of such Lender's Revolving Commitment.

          5. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. Borrower represents and warrants to Agent and the Lenders as follows:

          (a) INCORPORATION OF REPRESENTATION AND WARRANTIES FROM AGREEMENT. The representations and warranties contained in the Agreement, as amended hereby, are true and correct in all material respects at and as of the Effective Date (except to the extent specifically made with regard to a particular date in which case such representations and warranties shall be true and correct as of such date).

          (b) ABSENCE OF DEFAULT. After giving effect to this Amendment, no Event of Default or Unmatured Event of Default will exist or will be continuing.

          (c) CORPORATE POWER AND AUTHORITY. Borrower has the corporate power and authority to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment.

          (d) NO ADDITIONAL CONSENTS REQUIRED. No authorization or approval or other action by, and no notice to or filing or registration with, any Person is required in connection with, the execution, delivery and performance hereof.

          (e) BINDING OBLIGATION. This Amendment has been duly executed and delivered by Borrower and this Amendment is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

          (f) NO VIOLATION OR CONFLICT. Neither execution, delivery and performance of this Amendment by Borrower nor the consummation of the transactions contemplated hereby or thereby will (i) contravene any provision of any Requirement of Law applicable to Borrower or its Subsidiaries or (ii) conflict with or result in a breach by Borrower or any of its Subsidiaries of any organizational document of any of them or any term of any material agreement, contract or obligation binding upon or affecting the property of them.

          (g) GOOD STANDING. Borrower is a duly organized and validity existing corporation in good standing in its state of incorporation.

          (h) NO AMENDMENTS TO BYLAWS. There have been no amendments or other modifications to the bylaws of Borrower since the Closing Date.

          6.   REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.

          (a) On and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement, as the case may be, in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or Agent under the Credit Agreement or the Loan Documents.

          7. REAFFIRMATION OF GUARANTEE. Each of the Subsidiary Guarantors hereby reaffirms that the Subsidiary Guarantee Agreement shall remain unmodified and in full force and effect with respect to any and all Guaranteed Obligations of Borrower and the Subsidiary Guarantors to Agent and holders of the Guaranteed Obligations, including the Lenders and including all such Guaranteed Obligations arising under or pursuant to the Credit Agreement.

          8. COSTS AND EXPENSES. Borrower agrees to pay all reasonable costs and expenses in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Amendment and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn, special counsel to Agent and any local counsel retained by Agent relative thereto or the reasonable allocated costs of staff counsel as well as the fees and out-of-pocket expenses of counsel, independent public accountants and other outside experts retained by Agent in connection with the administration of this Amendment.

          9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

          10. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.


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

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

BMC INDUSTRIES, INC.                Title:
                                          -------------------------------
                                    NBD BANK


By:    /s/Jeffrey J. Hattara        By:    /s/Marguerite C. Gordy
   --------------------------------      ---------------------------------

Name:     Jeffrey J. Hattara        Name:     Marguerite C. Gordy
     ------------------------------      ---------------------------------

Title: V.P. Admin & Finance and CFO Title:    Vice President
      -----------------------------       --------------------------------


VISION-EASE LENS, INC.                  U.S. BANK NATIONAL ASSOCIATION


By:  /s/Jeffrey J. Hattara          By:   /s/David Shapiro
   --------------------------------      ---------------------------------

Name:   Jeffrey J. Hattara          Name:    David Shapiro
     ------------------------------      ---------------------------------

Title:  Treasurer                   Title:   Assistant Vice President
      -----------------------------       --------------------------------

VISION-EASE LENS AZUSA, INC.
                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION


By:  /s/Jeffrey J. Hattara
   --------------------------------
                                    By: /s/ Mary D. Falck
                                       -----------------------------------
Name:  Jeffrey J. Hattara
     ------------------------------
                                    Name:   Mary D. Falck
                                         ---------------------------------
Title: Treasurer
      -----------------------------
                                    Title:  Vice President
                                          --------------------------------
BANKERS TRUST COMPANY, as Agent
and as a Lender                     HARRIS TRUST AND SAVINGS BANK


By:  /s/Robert R. Telesca
   --------------------------------
                                    By: /s/Catherine C. Ciolek
                                       -----------------------------------
Name:   Robert R. Telesca
     -------------------------------
                                    Name:  Catherine C. Ciolek
                                         ---------------------------------
Title:  Assistant Vice President
      ------------------------------
                                    Title: Vice President
                                          --------------------------------



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Title:
      ------------------------------

CREDIT AGRICOLE


By:  /s/Dean Balice
   ---------------------------------

Name:   Dean Balice
     -------------------------------

Title:  Senior Vice President
      ------------------------------


WACHOVIA BANK, N.A.


By:  /s/Frances W. Josephic
   ---------------------------------

Name:   Frances W. Josephic
    --------------------------------

Title:  Vice President
      ------------------------------


UNION BANK OF CALIFORNIA, N.A.


By:  /s/Gail L. Fletcher
   ---------------------------------

Name:   Gail L. Fletcher
     -------------------------------

Title:  Vice President
      ------------------------------


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